AMENDMENT NO. 2 TO
AMENDED AND RESTATED 2013 CONVERTIBLE DEBT AND SECURITY AGREEMENT

This Amendment No. 2 to the Amended and Restated 2013 Convertible Debt and Security Agreement (this “Amendment”), dated as of November 24, 2014, is entered into among the parties executing this Agreement as Investors on the signature pages hereto (which Investors own a majority of the outstanding principal amount of Notes) and Beamz Interactive, Inc., a Delaware corporation (the “Company”), and amends that certain Amended and Restated 2013 Convertible Debt and Security Agreement dated as of February 21, 2014, as amended (the “Agreement”).

RECITALS

WHEREAS, the parties hereto wish to amend the Agreement;

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I.
Definitions

Section 1.01. Unless otherwise defined herein, all capitalized terms used in this Amendment that are defined in the Agreement shall have the meaning given to them in the Agreement.

ARTICLE II.
Amendments to Agreement

Section 2.01. Amendments.

(a) The definition of “Permanent Financing” is deleted in its entirety and replaced with the following:

““Permanent Financing” means the receipt by the Company of an aggregate of $1,400,000 or more through one or more equity investments or convertible investments in the Company that is consummated any time after July 1, 2014 and which may occur over the course of time and all such amounts shall be aggregated. Such equity investments can be in the form of Common Stock, preferred stock of the Company or convertible debt or a combination of the foregoing.”

(b) Section 2.1(g) of the Agreement is deleted in its entirety and replaced with the following:

“Automatic Conversion.  Upon the closing of an amount that when aggregated with other closings meets the definition of “Permanent Financing” (the “Permanent Financing Closing”), each holder of a Note will be given written notice thereof (the “Closing Notice”) and the following shall apply:

(i) Subject to Section 2.1(h), all of the principal balance of, and accrued but unpaid interest on, all Notes issued prior to February 21, 2014, will automatically and without any action on the part of Investor convert on the books of the Company into Common Stock of the Company at the conversion price set forth in Section 2.1(f)(i) above (the “Automatic Conversion Securities”); provided, however, it being agreed and understood that, as a condition to receiving the Automatic Conversion Securities Investor must deliver to the Company the original Note being converted, which will be marked “canceled” by the Company. Notwithstanding the foregoing, in lieu of receiving Automatic Conversion Securities as set forth above, the holder of a Note issued prior to February 21, 2014 may elect to extend the Maturity Date (as defined in such Note) of the Note to December 31, 2015, by providing written notice of such election to the Company within 14 days of receipt of the Closing Notice (the “Election Time Period”) and in exchange for such extension the conversion rate in Section 2.1(f)(i) above shall be lowered to $0.10 per share for such Note and the Note will not be so automatically converted pursuant to this Section 2.1(g)(i).

(ii) Subject to Section 2.1(h), at any time after the expiration of the Election Time Period, upon the written approval of Investors owning a majority of the then outstanding principal amount of the Notes, all of the principal balance of, and accrued but unpaid interest on, all Notes will automatically and without any action on the part of an Investor convert on the books of the Company into Common Stock at the applicable conversion price for such Note set forth in Section 2.1(f)(i) or (ii) above; provided, however, it being agreed and understood that, as a condition to receiving such securities, such automatically converting Investor must deliver to the Company the original Note being converted, which will be marked “canceled” by the Company.

(c) No Further Amendments.  Except as contemplated under Section 2.01, all other provisions of the Agreement shall continue in full force and effect, unamended.

ARTICLE III.
Miscellaneous

Section 3.01. Headings. The headings in this Amendment are for reference only and shall not affect the interpretation of this Amendment.

Section 3.02. Severability.  If any term or provision of this Amendment is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Amendment or invalidate or render unenforceable such term or provision in any other jurisdiction.  Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Amendment so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

Section 3.03. Successors and Assigns.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and the other Investors and their respective successors and permitted assigns.

Section 3.04. Counterparts.  This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement.  A signed copy of this Amendment delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Amendment.

IN WITNESS WHEREOF, the parties hereto have affixed their signatures on the date first written above.

BEAMZ INTERACTIVE, INC.
By:/s/ Charles R. Mollo Name: Charles R. Mollo Title:Chief Executive Officer

[Signature Page to Amendment No. 2 to Agreement]

SIGNATURE PAGE OF INVESTOR TO
AMENDMENT NO. 2 TO
AMENDED AND RESTATED 2013 CONVERTIBLE DEBT AND SECURITY AGREEMENT

Reference is hereby made to that certain Amendment No. 2 to Amended and Restated 2013 Convertible Debt and Security Agreement dated as of November 24, 2014, as amended (the “Amendment”), by and among Beamz Interactive, Inc., a Delaware corporation (the “Company”), and certain persons and entities who are executing the Amendment as Investors.  Each capitalized term used herein but not expressly defined shall have the meaning given to such term in the Agreement.

The undersigned accepts, joins in and agrees to be bound by, and subject to, the Amendment as an “Investor”.  The undersigned authorizes the Company to attach to the Amendment a copy of this Signature Page to Amendment No. 2 to evidence the foregoing agreement of the undersigned.

Executed as of ___________, 2014.

If undersigned is an entity:

_____________________________________
(Print Name of Entity)

By: _________________________________
Printed: ______________________________
Title: ________________________________

Principal Business Address:
_____________________________________
_____________________________________
_____________________________________

State of Formation: ______________________

If undersigned is an individual: By: __________________________________ Printed: _______________________________ Address: _____________________________________ _____________________________________

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